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UNIT PURCHASE AND EXIT AGREEMENT
Exhibit 10.2

This UNIT PURCHASE AND EXIT AGREEMENT (this “Agreement”) is made as of July 27, 2026, by and among Tucows Inc., a Pennsylvania corporation (“Buyer” or “Tucows”), Ting Fiber, LLC, a Delaware limited liability company (the “Company” or “Ting”), Tucows Fiber, Inc., a Delaware corporation and the common member of the Company (the “Common Member”, and solely a party hereto for Section 4.6, Section 4.7, Section 5.2 and Section 6.2), Ting Issuer LLC, a Delaware limited liability company (“Ting Issuer”) and Generate TF Holdings, LLC, a Delaware limited liability company (“Seller” or “Generate”). Buyer, the Company, the Common Member, Ting Issuer and Seller are referred to individually as a “Party” and collectively as the “Parties”.
Capitalized terms used but not otherwise defined in this Agreement have the meanings given to such terms in the LLCA, as defined below.
RECITALS
WHEREAS, the Company, Seller, the Common Member and Tucows are parties to that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of August 11, 2022, as amended, restated, supplemented or otherwise modified from time to time (the “LLCA”);
WHEREAS, the Company and Seller are parties to that certain Series A Preferred Unit Purchase Agreement, dated as of August 8, 2022, as amended, restated, supplemented or otherwise modified from time to time (the “UPA”), pursuant to which Seller purchased Series A Preferred Units of the Company;
WHEREAS, Seller is the record and beneficial owner of all of the issued and outstanding Series A Preferred Units of the Company, including all Series A Preferred Units listed on Exhibit A, and Seller desires to transfer to Buyer all Equity Securities of the Company owned of record or beneficially by Seller or any of its Affiliates, including all Series A Preferred Units and all rights, powers, privileges, preferences, claims and interests appurtenant thereto (collectively, the “Purchased Interests”);
WHEREAS, the Parties have entered into that certain Non-Binding Letter of Intent - Generate Exit, dated June 25, 2026 (the “LOI”);
WHEREAS, the Company and Ubiquity California, LLC have entered into a separate Option Purchase Agreement, dated as of June 24, 2026 (the “Separate Option Agreement”), and the Parties intend that such agreement stand alone and not be governed by this Agreement;
WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller’s right, title and interest in and to the Purchased Interests, and the Parties desire that, effective upon the Closing, Seller shall cease to be a Member, Preferred Member or other equityholder of the Company and shall have no continuing equity or other rights with respect to the Company, except as expressly provided in this Agreement, any other Transaction Document or the Separate Option Agreement;
WHEREAS, the Parties desire that the Transaction Documents include this Agreement, mutual releases and such other ancillary instruments as are reasonably necessary to give full effect to the

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transactions contemplated by the LOI and this Agreement, but not to govern the matters addressed in the Separate Option Agreement; and
WHEREAS, Ting Issuer is the issuer of certain secured fiber revenue notes, including Class C Notes, and is joining this Agreement to the extent necessary to give effect to the C-Tranche protection contemplated herein.
NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

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1.DEFINITIONS
1.1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings set forth below:
1.1.1.“ABS Financing” means the secured fiber revenue note financing of Ting Issuer and related securitization or financing arrangements outstanding as of the Closing.
1.1.2.“Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized to be closed in New York, New York.
1.1.3.“Cash Consideration” means $3,000,000 in cash.
1.1.4.“Class C Notes” means any secured fiber revenue notes, secured network revenue term notes or other notes issued by Ting Issuer under the ABS Financing that are designated as “Class C” notes or as a “Class C” tranche, including the currently outstanding $16,000,000 initial principal amount of 9.15% Secured Fiber Revenue Notes, Series 2024-1, Class C.
1.1.5.“Closing” means the closing of the Equity Purchase and the other transactions contemplated to occur at the closing under this Agreement.
1.1.6.“Closing Date” means the date on which the Closing occurs.
1.1.7.“Closing DC Purchase” means Buyer’s or its Affiliate’s purchase from Ting of Ting’s owned data center property located at 7700 South Wheeling Court, Centennial, Colorado 80112, on an as-is, where- is basis, for a purchase price equal to $6,000,000.
1.1.8.“Closing Injection” means Buyer’s or its Affiliate’s new-money investment into Ting in the amount of $5,000,000 concurrently with the Closing.
1.1.9.“Equity Purchase” means Buyer’s purchase from Seller of all of Seller’s right, title and interest in and to the Purchased Interests pursuant to this Agreement.
1.1.10.“Existing Transaction Agreements” means the LLCA, the UPA, the AssetCo LLCA and each other agreement, document or instrument related to Seller’s equity investment in Ting, Seller’s status as Preferred Member, the Purchased Interests or the Network JV, in each case other than this Agreement, the Transaction Documents and the Separate Option Agreement. As used herein, “AssetCo LLCA” means the limited liability company agreement of GT Network Holdings, LLC, dated August 11, 2022 (“AssetCo”).
1.1.11.“Exit Consideration” means the Cash Consideration and the other covenants, rights and contingent payments expressly set forth in Article 2.
1.1.12.“Generate Affiliate” means any Affiliate of Seller; provided that none of Buyer, the Company, the Common Member, Ting Issuer or any of their respective Subsidiaries shall be deemed to be a Generate Affiliate for purposes of this Agreement.
1.1.13.“Generate Exit Transaction” means the Equity Purchase, the surrender, cancellation and retirement of the Purchased Interests, the release and waiver arrangements, and the other transactions contemplated by this Agreement and the other Transaction Documents.

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1.1.14.“Governmental Authority” means any foreign, federal, state, commonwealth or local governmental entity or municipality or subdivision thereof or other similar body exercising executive, legislative, judicial, taxing, regulatory or administrative authority or functions of or pertaining to government, or any agency, court, tribunal or judicial or arbitral body, whether public or private.
1.1.15.“Law” or “Laws” means any domestic or foreign federal, state or local laws, whether statutory, common or otherwise, statutes, constitutions, treaties, conventions, ordinances, acts, codes, rules,

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regulations, orders, determinations or other similar requirements enacted, adopted or promulgated by a Governmental Authority, in each case, as amended, unless expressly specified otherwise.
1.1.16.“Owned Market Sale” means any transaction or series of related transactions involving the sale of all of the assets of Ting Holdco LLC (whether by merger, consolidation, reorganization, sale of equity, sale of assets or similar transaction), in each case with respect to Ting’s Owned Markets. For purposes of this definition, an “Owned Market” is a regional market in which Ting both (a) builds and owns the underlying fiber network infrastructure; and (b) operates as an Internet Service Provider on the built network.
1.1.17.“Post-Closing Injection” means Buyer’s or its Affiliate’s new-money investment into Ting in the amount of $12,500,000 within twelve months following the Closing Date, subject to Section 2.5.
1.1.18.“Redemption Request” means any notice, demand, request, election, instruction or other communication delivered, made or asserted by or on behalf of Seller or any Generate Affiliate requesting, demanding, electing, invoking or purporting to request, demand, elect or invoke any Mandatory Redemption, Optional Redemption, payment of the Redemption Price, redemption, repurchase, retirement, cancellation or similar payment, remedy or action with respect to any Purchased Interest, any Series A Preferred Unit, Seller’s status as Preferred Member or any rights arising under the LLCA, the UPA or any Existing Transaction Agreement.
1.1.19.“Separate Option Agreement” has the meaning set forth in the recitals.
1.1.20.“Tranche C Notes” means the Class C Notes held by Generate or any Generate Affiliate as of the date of this Agreement.
1.1.21.“Transaction Documents” means this Agreement, the instruments of assignment or transfer for the Purchased Interests, the mutual releases set forth in Article 6 or any supplemental mutual release agreement, any Preferred Manager resignation, the documents effecting the Closing DC Purchase, the documents evidencing the Closing Injection and, if applicable, the Post-Closing Injection, [***], and each other agreement, certificate, consent, waiver, instrument or document delivered pursuant to this Agreement or reasonably necessary to give effect to the Generate Exit Transaction and Exit Consideration. For the avoidance of doubt, the Separate Option Agreement is not a Transaction Document.
2.PURCHASE AND SALE; EXIT CONSIDERATION
2.1.Purchase and Sale of Purchased Interests. At the Closing, on the terms and subject to the conditions set forth in this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer hereby purchases and acquires from Seller, all of Seller’s right, title and interest in and to the Purchased Interests, free and clear of all Liens other than restrictions on transfer arising under applicable securities Laws in exchange for the Cash Consideration and the other obligations of the Parties set forth in this Agreement and the Transaction Documents. The Cash Consideration shall be paid by Buyer at the Closing by wire transfer of immediately available funds to the account designated by Seller in writing.
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2.3.Excess Proceeds Protection. If during the period beginning on the date hereof and ending twelve months following the Closing Date, Ting, Buyer or any of their respective Affiliates enters into a

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binding definitive agreement or agreements with respect to a sale of Ting or the equity or assets of Ting or any of its Subsidiaries, whether by merger, consolidation, reorganization, sale of equity, sale of assets or similar transaction, and the consideration paid in such transaction or transactions would provide for value in excess of the outstanding balance of the ABS Financing, then, upon consummation of the transaction that would provide for such excess value, Buyer shall cause Ting to pay to Generate an amount equal to the Excess Proceeds. For purposes of this Section 2.3, “Excess Proceeds” means the aggregate sale proceeds from such transaction or transactions minus (a) the outstanding balance of the ABS Financing and (b) all amounts previously paid to Generate in respect of the Generate Exit Transaction; provided that Buyer shall first be repaid the aggregate amount of the Closing Injection and the Post-Closing Injection, as applicable, before any payment to Generate under this Section 2.3.
2.4.Tucows Investment Covenant. Buyer shall, or shall cause its applicable Affiliate to, make the Post-Closing Injection within twelve months following the Closing Date. If an Owned Market Sale is consummated before Buyer or its Affiliate has made the Post-Closing Injection, Buyer shall have no obligation to make the Post-Closing Injection.
2.5.Investment Shortfall Payment. If Buyer fails to make, or cause its Affiliate to make, the Post- Closing Injection within twelve months following the Closing Date in circumstances in which the obligation to make the Post-Closing Injection has not been eliminated under Section 2.4, Buyer shall pay to Generate an additional $5,000,000 in cash (the “Investment Shortfall Payment”) within five Business Days after the first anniversary of the Closing Date by wire transfer of immediately available funds.
2.6.Option Expiry Payment. If Ubiquity California, LLC, a Delaware limited liability company (or, for the avoidance of doubt, any of its successors in interest or permitted assigns) does not exercise the option granted under the Separate Option Agreement within the twelve (12) month period following the date of the Separate Option Agreement (as such period may be extended pursuant to the terms thereof), Buyer shall cause Ting to pay to Generate $2,000,000 in cash (the “Option Expiry Payment”) within five Business Days after expiration of such option period by wire transfer of immediately available funds to the account designated by Seller in writing.
2.7.Late-Payment Interest. If Buyer or Ting fails to make any payment to Generate required under this Article 2 on the applicable payment date, interest shall accrue on the overdue amount at a rate of 10% per annum from the payment due date until paid in full, calculated on the basis of a 365-day year and the actual number of days elapsed.
2.8.Tranche C Notes Preserved. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall sell, assign, cancel, release, waive, impair or otherwise affect Generate’s ownership of any Tranche C Notes or Generate’s rights in its capacity as holder of such notes or under the agreements governing such notes.
3.CLOSING; EFFECTIVENESS
3.1.Closing. The Closing shall take place remotely by electronic exchange of signatures and closing deliverables on the date of this Agreement, or by such other method as Buyer and Seller may agree in writing.

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Transfer and Cancellation Mechanics. Effective upon the Closing, Seller shall cease to own any equity interest in the Company, Buyer shall acquire the Purchased Interests, and Seller shall cease to be a Member, Preferred Member or other equityholder of the Company. Immediately following Buyer’s acquisition of the Purchased Interests, Buyer shall surrender and contribute the Purchased Interests to the Company for cancellation and retirement for no additional consideration, and the Company shall cancel and retire the Purchased Interests. The Company shall promptly update its records in the Company’s Carta online capitalization table management platform to reflect the surrender, contribution, cancellation and retirement of the Purchased Interests. From and after such cancellation and retirement, no Series A Preferred Units or other Purchased Interests shall remain issued or outstanding, and the Purchased Interests shall have no further rights, powers, privileges, preferences, distributions, allocations, approvals, consents, information rights, inspection rights, observer rights, registration rights, preemptive rights, right of first offer rights, tag-along rights, drag-along rights, conversion rights, redemption rights, call rights, governance rights or other rights under the LLCA, the UPA, any Existing Transaction Agreement or applicable Law, except for rights expressly created by this Agreement, any other Transaction Document or the Separate Option Agreement.
3.2.Schedule of Members. Effective upon the Closing, the Company shall amend and update the Schedule of Members to the LLCA and its books and records to reflect the transactions contemplated by this Agreement. Seller consents to such amendment and update and waives any notice, approval or consent right with respect thereto.
3.3.No Further Preferred Return or Redemption Amount. The Parties acknowledge and agree that, except for the rights expressly created by Article 2, the other Transaction Documents or the Separate Option Agreement, the Exit Consideration is in full satisfaction of all amounts that are, may be or may become payable to Seller or any of its Affiliates in respect of the Purchased Interests, including any Unreturned Series A Capital Balance, Unsatisfied Preferred Return, PIK Preferred Return, Preferred Return, Make- Whole Premium, Redemption Price, Standby Fee, distribution, tax distribution, reimbursement, expense, fee, damages, interest, premium, penalty or other amount of any kind or nature, whether arising under the LLCA, the UPA, any Existing Transaction Agreement, applicable Law or otherwise.
4.CLOSING DELIVERABLES; WAIVERS; ANCILLARY MATTERS
4.1.Buyer and Company Deliverables. At the Closing, Buyer, the Company and Ting Issuer, as applicable, shall deliver, or cause to be delivered, to Seller: (a) the Cash Consideration; (b) duly executed counterparts to this Agreement and the other Transaction Documents to which Buyer, the Company, the Common Member, Ting Issuer or any of their respective Affiliates is a party; (c) evidence reasonably satisfactory to Seller of the approvals required for Buyer, the Company, the Common Member and Ting Issuer to execute, deliver and perform this Agreement and the other Transaction Documents to which they are party; (d) evidence of the Closing Injection and consummation of the Closing DC Purchase; and (e) such other certificates, instruments and documents as Seller may reasonably request to consummate the Generate Exit Transaction.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
4.2.Seller Deliverables. At the Closing, Seller shall deliver, or cause to be delivered, to Buyer and the Company: (a) duly executed counterparts to this Agreement and the other Transaction Documents to which Seller or any applicable Generate Affiliate is a party; (b) an assignment or transfer instrument for the Purchased Interests, in substantially the form attached hereto as Exhibit B, duly executed by Seller; (c) resignations, effective as of the Closing, of each Preferred Manager and each other manager, director, observer, committee member or similar representative appointed, designated or nominated by or on behalf of Seller, the Preferred Member or any of their respective Affiliates by virtue of Seller’s status as Preferred Member or holder of Series A Preferred Units, in substantially the form attached hereto as Exhibit C; (d) evidence reasonably satisfactory to Buyer of the approvals required for Seller and any applicable Generate Affiliate to execute, deliver and perform this Agreement and the other Transaction Documents to which they are party; (e) a properly executed IRS Form W-9 from Seller; and (f) such other certificates, instruments and documents as Buyer or the Company may reasonably request to consummate the Generate Exit Transaction.
4.3.Reserved.
4.4 Waiver of Preferred Rights. Effective upon the Closing, Seller irrevocably waives, relinquishes and releases all rights, powers, privileges and preferences under the LLCA, the UPA and any Existing Transaction Agreement in respect of the Purchased Interests or Seller’s status as Preferred Member, including all governance, approval, consent, veto, information, inspection, observer, conversion, redemption, call, mandatory redemption, optional redemption, return, distribution, preemptive, right of first offer, tag-along, drag-along, funding, expense reimbursement, fee, penalty, premium and enforcement rights, except for rights expressly created by this Agreement or the other Transaction Documents, rights expressly preserved under Section 2.8, and rights under the Separate Option Agreement.
1.5.Withdrawal of Notices and Claims. Effective upon the Closing, Seller irrevocably withdraws any Redemption Request, Call Exercise Notice, notice of Trigger Event, notice of Return Breach, notice of default, reservation of rights or similar notice delivered under or with respect to the LLCA, the UPA, any Existing Transaction Agreement or the Purchased Interests, including any notice arising from or relating to the Company’s failure to pay Preferred Return or any alleged Return Breach or Trigger Event. Seller covenants not to assert, pursue, support or assist any claim, remedy or position based on any such withdrawn notice or underlying event, except to enforce this Agreement, another Transaction Document, rights expressly preserved under Section 2.8 or the Separate Option Agreement.
1.6.Termination of Future Funding Obligations. Effective upon the Closing, all obligations of Seller and its Affiliates to purchase additional Series A Preferred Units, Milestone Units or other Equity Securities of the Company under the UPA or otherwise, including any obligation with respect to any Milestone Closing, Standby Fee, equity commitment or future funding commitment, are terminated and of no further force or effect. Buyer, the Company and the Common Member release Seller and its Affiliates from any and all claims arising from any failure or alleged failure to make any such purchase or funding.
1.7.Amendment, Waiver and Consent. This Agreement constitutes, to the extent required, an amendment, waiver and consent under the LLCA, the UPA and the Existing Transaction Agreements. Seller, as holder of all issued and outstanding Series A Preferred Units immediately before the Closing, and the Common Member, as holder of all Common Units, approve and consent to this Agreement, the Equity

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Purchase, the surrender, cancellation and retirement of the Purchased Interests, the amendment and update of the Schedule of Members, the termination of Seller’s status as Preferred Member and Member, and the other transactions contemplated hereby, notwithstanding any contrary restriction, approval requirement or procedural requirement in the LLCA, the UPA or any Existing Transaction Agreement.
5.REPRESENTATIONS AND WARRANTIES
Representations and Warranties of Seller. Seller represents and warrants to Buyer, the Company, the Common Member and Ting Issuer, as of the date of this Agreement, that: (a) it is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization; (b) it has all requisite limited liability company power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is party and to consummate the transactions contemplated hereby and thereby; (c) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is party have been duly authorized by all necessary action; (d) this Agreement and each other Transaction Document to which it is party constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity; (e) Seller is the record and beneficial owner of the Purchased Interests, Seller has good and valid title to the Purchased Interests, free and clear of all Liens other than restrictions on transfer arising under applicable securities Laws, and neither Seller nor any Affiliate of Seller owns, directly or indirectly, any Equity Securities of the Company other than the Purchased Interests; (f) Seller has not sold, assigned, transferred, pledged, hypothecated or otherwise encumbered any Purchased Interest or any right or claim relating thereto; (g) no consent, approval, authorization, order, filing or notice is required for Seller to execute, deliver and perform this Agreement and the other Transaction Documents to which it is party, except for consents, approvals, authorizations, orders, filings or notices that have been obtained, made or waived or that would not reasonably be expected to prevent or materially impair consummation of the Generate Exit Transaction; and (h) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is party do not conflict with its organizational documents or any material agreement binding upon it in a manner that would reasonably be expected to prevent or materially impair consummation of the Generate Exit Transaction.

5.1.Representations and Warranties of Buyer, the Company, the Common Member and Ting Issuer. Each of Buyer, the Company, the Common Member and Ting Issuer, severally and not jointly, represents and warrants to Seller, as to itself, as of the date of this Agreement, that: (a) it is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization; (b) it has all requisite power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is party and to consummate the transactions contemplated hereby and thereby; (c) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is party have been duly authorized by all necessary action; (d) this Agreement and each other Transaction Document to which it is party constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity; (e) no consent, approval, authorization, order, filing or notice is required for it to execute, deliver and perform this Agreement and the other Transaction Documents to which it is party, except for consents, approvals, authorizations, orders,

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filings or notices that have been obtained, made or waived or that would not reasonably be expected to prevent or materially impair consummation of the Generate Exit Transaction; and (f) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is party do not conflict with its organizational documents or any material agreement binding upon it in a manner that would reasonably be expected to prevent or materially impair consummation of the Generate Exit Transaction.
5.2.Investment Intent. Buyer is acquiring the Purchased Interests for its own account and not with a view to, or for sale in connection with, any distribution in violation of applicable securities Laws. Buyer is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended, and is capable of evaluating the merits and risks of its purchase of the Purchased Interests.
5.3.Option Agreement. The Company represents and warrants to Seller that the Separate Option Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity.
5.4.Financial Capacity and Solvency. Buyer represents and warrants to Seller that, as of the date of this Agreement, (a) Buyer has, or reasonably expects that it will have at the time any contingent payment obligation under Article 2 becomes due, sufficient funds or access to sufficient funds to satisfy all of its payment obligations under this Agreement and the other Transaction Documents, and (b) Buyer is not insolvent under applicable Law and, after giving effect to the transactions contemplated by this Agreement, will not be rendered insolvent.
5.5.No Other Representations. Except for the representations and warranties expressly set forth in this Agreement or another Transaction Document, no Party makes any representation or warranty, express or implied, with respect to itself, the Purchased Interests, the Company, Ting Issuer, the Closing DC Purchase, the Class C Notes, the Tranche C Notes, any Owned Market Sale, the ABS Financing or any other matter. Each Party disclaims reliance on any representation or warranty not expressly set forth in this Agreement or another Transaction Document.
6.RELEASES
1.1Release by Seller. Effective upon the Closing, Seller, on behalf of itself and its Affiliates and each of their respective former, current and future equityholders, members, managers, directors, officers, employees, agents, representatives, successors and assigns, hereby irrevocably and unconditionally releases, acquits and forever discharges Buyer, the Company, the Common Member, Ting Issuer, their respective Affiliates, and each of their respective former, current and future equityholders, members, managers, directors, officers, employees, agents, representatives, successors and assigns (collectively, the “Buyer Released Parties”) from any and all claims, demands, actions, causes of action, suits, debts, liabilities, obligations, damages, losses, costs, expenses, rights, remedies and proceedings of any kind, whether known or unknown, suspected or unsuspected, matured or unmatured, contingent or fixed, at law or in equity, that Seller or any of its Affiliates ever had, now has or may have arising out of or relating to Seller’s equity investment in Ting, the Purchased Interests, the LLCA, the UPA, the Existing Transaction Agreements, any Preferred Return, any Redemption Price, any Return Breach, any Trigger Event, any Redemption Request, any Call Exercise Notice or any related transaction documents or facts existing on or

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
before the Closing; provided that this release does not release claims for fraud or claims to enforce this Agreement or another Transaction Document, does not release rights expressly preserved under Section 2.8, and does not release claims, rights or obligations arising under or expressly preserved by the Separate Option Agreement or any agreement, assignment, bill of sale, transition services agreement, release, consent or other instrument executed pursuant thereto. Seller, on behalf of itself and its Affiliates, hereby irrevocably covenants and agrees to never commence or institute an action, or to prosecute (or, except to the extent required by Law, in any way aid, assist or cooperate with the commencement, institution or prosecution of) any legal action, or any other proceedings, arising from or based in whole or in part upon the claims, damages, losses, injuries, suits, debts, liabilities, sums of money, accounts, covenants, controversies, demands, actions, rights and causes of action of whatever kind or nature, at law or in equity, released, or attempted or purported to be released, in this Section 6.1.
6.1.Release by Buyer, Company and Common Member. Effective upon the Closing, Buyer, the Company and the Common Member, on behalf of themselves and their Affiliates and each of their respective former, current and future equityholders, members, managers, directors, officers, employees, agents, representatives, successors and assigns, hereby irrevocably and unconditionally release, acquit and forever discharge Seller, its Affiliates, and each of their respective former, current and future equityholders, members, managers, directors, officers, employees, agents, representatives, successors and assigns (collectively, the “Generate Released Parties”) from any and all claims, demands, actions, causes of action, suits, debts, liabilities, obligations, damages, losses, costs, expenses, rights, remedies and proceedings of any kind, whether known or unknown, suspected or unsuspected, matured or unmatured, contingent or fixed, at law or in equity, that Buyer, the Company, the Common Member or any of their Affiliates ever had, now has or may have arising out of or relating to Seller’s equity investment in Ting, the Purchased Interests, the LLCA, the UPA, the Existing Transaction Agreements, any Preferred Return, any Redemption Price, any Return Breach, any Trigger Event, any Redemption Request, any Call Exercise Notice or any related transaction documents or facts existing on or before the Closing; provided that this release does not release claims for fraud or claims to enforce this Agreement or another Transaction Document, and does not release claims, rights or obligations arising under or expressly preserved by the Separate Option Agreement or any agreement, assignment, bill of sale, transition services agreement, release, consent or other instrument executed pursuant thereto. Each of Buyer, the Company and the Common Member, on behalf of themselves and their respective Affiliates, hereby irrevocably covenants and agrees to never commence or institute an action, or to prosecute (or, except to the extent required by Law, in any way aid, assist or cooperate with the commencement, institution or prosecution of) any legal action, or any other proceedings, arising from or based in whole or in part upon the claims, damages, losses, injuries, suits, debts, liabilities, sums of money, accounts, covenants, controversies, demands, actions, rights and causes of action of whatever kind or nature, at law or in equity, released, or attempted or purported to be released, in this Section 6.2.
6.2.Unknown Claims. Each Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to the claims released under this Article 6, and each Party agrees that the releases in this Article 6 shall remain effective in all respects notwithstanding the discovery of such different or additional facts.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
6.3.No Admission. Nothing in this Agreement or any other Transaction Document constitutes an admission of liability, fault, wrongdoing or violation of Law by any Party or any released Person, all of which are expressly denied.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
7.COVENANTS
7.1.Further Assurances. Each Party shall execute and deliver such additional documents, instruments and assurances and take such further actions as may be reasonably necessary or desirable to carry out the provisions of this Agreement and the other Transaction Documents and to give effect to the Generate Exit Transaction.
7.2.Confidentiality and Publicity. The existing confidentiality obligations among the applicable Parties remain in full force and effect and apply to this Agreement, the Generate Exit Transaction and all related discussions and materials. No Party shall make any public announcement regarding this Agreement or the Generate Exit Transaction without the prior written consent of Buyer and Seller, except as required by applicable Law, stock exchange rule or other applicable regulation, in which event the disclosing Party shall (a) use reasonable best efforts to consult with the other Parties in advance to the extent legally permissible and reasonably practicable, (b) provide a draft of the proposed announcement to the other Parties with reasonable advance notice, (c) consider in good faith any reasonable comments timely received from the other Parties on such proposed announcement, and (d) not reference Seller or any of its Affiliates by name in such proposed announcement or disclosure without Seller’s prior written consent; provided that, notwithstanding the foregoing or anything to the contrary in this Section 7.2, Buyer may reference Seller or its Affiliates by name, to the extent such reference is included in any periodic report or other filing that Buyer is required to make with the U.S. Securities and Exchange Commission or any other applicable Governmental Authority or stock exchange as a publicly traded company. Notwithstanding the foregoing, after any public announcement or disclosure has been made in compliance with this Section 7.2, any Party may make further public statements that are consistent with the content of such announcement or disclosure without obtaining any additional consent from the other Parties, provided that any such further public statement referencing Seller or any of its Affiliates by name shall remain subject to clause (d) above.
7.3.Tax Treatment. The Parties shall report the Equity Purchase for U.S. federal and applicable state and local income tax purposes in a manner consistent with its form as a sale by Seller and purchase by Buyer of the Purchased Interests, followed by Buyer’s surrender and contribution of the Purchased Interests to the Company for cancellation and retirement, unless otherwise required by a final determination within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended. The Parties shall cooperate in good faith to determine any applicable tax reporting and withholding treatment for payments made under this Agreement.
7.4.Survival. The representations and warranties in this Agreement shall survive the Closing for twelve months. The covenants and agreements in this Agreement that by their terms are to be performed after the Closing, including the post-Closing obligations in Article 2 and Article 4, shall survive until fully performed. Article 6 and Article 8 shall survive indefinitely.
8.MISCELLANEOUS
8.1.Notices. All notices, requests, demands, consents and other communications under this Agreement shall be in writing and shall be delivered by personal delivery, nationally recognized overnight courier or electronic mail to the addresses set forth below or to such other address as a Party may designate

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
by notice in accordance with this Section 8.1. Notices shall be deemed given upon receipt, except that notices delivered by electronic mail shall be deemed given upon transmission if transmitted before 5:00
p.m. recipient local time on a Business Day and otherwise on the next Business Day, provided that the sender does not receive an automated bounce-back or other delivery failure notice.
8.2.Notice Addresses. The initial notice addresses are as follows: if to Buyer, the Company, the Common Member or Ting Issuer, to Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, Attention: Legal, Email: [***]; if to Seller, to Generate Capital, PBC, 560 Davis Street, Suite 250, San Francisco, CA 94111, Attention: Legal Department, Email: [***]

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
8.3.Expenses. Except as otherwise expressly provided in this Agreement or another Transaction Document, each Party shall bear its own fees, costs and expenses incurred in connection with this Agreement, the Generate Exit Transaction and the negotiation and preparation of the Transaction Documents.
8.4.Amendments and Waivers. This Agreement may be amended, modified or supplemented only by a written instrument executed by each Party. No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument executed by the Party against whom the waiver is to be enforced. No waiver of any breach or default shall be deemed a waiver of any other breach or default.
8.5.Assignment. No Party may assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Buyer and Seller, and any attempted assignment without such consent shall be null and void; provided that Buyer may assign this Agreement to an Affiliate without Seller’s consent so long as Buyer remains liable for the performance of its obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
8.6.No Third-Party Beneficiaries. Except for the Buyer Released Parties and the Generate Released Parties, each of whom is an express third-party beneficiary of Article 6, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
8.7.Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, relating to such subject matter, including the non-binding provisions of the LOI. The binding provisions of the LOI shall terminate as of the Closing and shall be superseded by this Agreement and the other Transaction Documents to the extent they address the same subject matter. For the avoidance of doubt, this Agreement does not supersede the Separate Option Agreement.
8.8.Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, and the Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provision with a valid, legal and enforceable provision that most closely reflects the original intent and economic effect of such provision.
8.9.Governing Law. This Agreement, and all claims or causes of action based upon, arising out of or relating to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the internal Laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.
8.10.Jurisdiction. Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of the state courts of Delaware and the United States District Court for the District of Delaware for any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby. Each Party agrees not to commence any such suit, action or proceeding except in

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
such courts, and waives any objection based on personal jurisdiction, venue, forum non conveniens or any similar doctrine.
Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, THE PURCHASED INTERESTS OR THE SUBJECT MATTER HEREOF. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTIES’ ENTRY INTO THIS AGREEMENT, THAT EACH PARTY HAS HAD AN OPPORTUNITY TO REVIEW THIS WAIVER WITH COUNSEL, AND THAT EACH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

8.11.Specific Performance. Each Party acknowledges that irreparable harm may occur if any provision of this Agreement is not performed in accordance with its terms and that monetary damages may be inadequate. Accordingly, each Party shall be entitled to seek specific performance, injunctive relief and other equitable remedies to enforce this Agreement, in addition to any other remedies available at law or in equity.
8.12.Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered by electronic mail, PDF, DocuSign or other electronic signature or transmission method, and any counterpart so delivered shall be deemed duly and validly delivered and effective for all purposes.
8.13.Interpretation. The headings in this Agreement are for convenience only and shall not affect interpretation. The word “including” means “including without limitation.” References to Sections and Exhibits are references to Sections and Exhibits of this Agreement unless otherwise specified. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.
8.14.Separate Option Agreement. The Parties acknowledge that the Separate Option Agreement is a standalone agreement and is not a Transaction Document for purposes of this Agreement. This Agreement does not grant, amend, condition, interpret, enforce, release, waive, limit, impair or otherwise address any option, asset transfer, customer transfer, transition service, matters relating to the System Access and Use Agreement (as defined in the Separate Option Agreement), billing dispute, parent guaranty, purchased asset, excluded asset, assumed liability, excluded liability, consent or closing matter under the Separate Option Agreement, all of which shall be governed exclusively by the Separate Option Agreement and any documents executed thereunder.

[Signature pages follow]

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

[Signature Page to Unit Purchase and Exit Agreement]

TUCOWS INC.
Buyer

By: /s/ Ivan Ivanov     Name: Ivan Ivanov
Title: Chief Financial Officer

[Signature Page to Unit Purchase and Exit Agreement]

TING ISSUER LLC
Ting Issuer

By: /s/ Ivan Ivanov     Name: Ivan Ivanov
Title: Chief Financial Officer

[Signature Page to Unit Purchase and Exit Agreement]

TING FIBER, LLC
Company

By: /s/ Ivan Ivanov     Name: Ivan Ivanov
Title: Chief Financial Officer

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

[Signature Page to Unit Purchase and Exit Agreement]

TUCOWS FIBER, INC.
Common Member

By: /s/ Ivan Ivanov     Name: Ivan Ivanov
Title:    Chief Financial Officer

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

[Signature Page to Unit Purchase and Exit Agreement]

GENERATE TF HOLDINGS, LLC
Seller

By: /s/ Harsi Thethi
Name: Harsi Thethi
Title: Manager

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.